BLACKROCK FUNDSSM
BlackRock Energy & Resources Portfolio
(the “Fund”)

     Supplement dated March 31, 2016 to the Fund’s
Statement of Additional Information dated January 28, 2016

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first and second paragraphs are deleted in their entirety and replaced with the following:

Poppy Allonby, CFA, and Alastair Bishop are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Funds.

The table in the sub-section entitled “Other Funds and Accounts Managed — Energy & Resources” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Poppy Allonby, CFA	3	5	3	0	1	1
	$615.5 Million	$2.49 Billion	$0.15 Million	$0	$7.18 Million	$0.15 Million
Alastair Bishop*	3	3	0	0	0	0
	$524.0 Million	$2.45 Billion	$0	$0	$0	$0

* Information provided for Mr. Bishop is as of February 29, 2016.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Poppy Allonby, CFA	All-Cap Energy & Resources	None
	Energy & Resources	None
Alastair Bishop	All-Cap Energy & Resources	None
	Energy & Resources	None*

* Information provided for Mr. Bishop is as of February 29, 2016.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Ms. Allonby and Mr. Bishop may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Allonby and Mr. Bishop may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-19065-0316SUP